3DSYSTEMS™

Conference Call and Webcast

Fourth Quarter and Full Year 2011





www.3dsystems.com NYSE: DDD

Presenters

Stacey Witten	• Investor Relations Manager
Abe Reichental	• President & Chief Executive Officer
Damon Gregoire	• Senior Vice President & Chief Financial Officer
Bob Grace	• Vice President & General Counsel

Welcome Webcast Viewers

To listen to the conference via phone and to ask questions during our Q&A session, please dial:

- 1-866-700-7101 in the United States
- 1-617-213-8837 from outside the United States
- Participant Code: 46716810

Forward Looking Statements

This presentation contains forward-looking statements, as defined by federal and state securities laws. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as ''may,'' "will,'' ''should,'' "hope,'' "expects,'' ''intends,'' ''plans,'' "anticipates,'' "contemplates," "believes," "estimates," ''predicts,'' ''projects,'' ''potential,'' "continue,'' and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below. In addition, we undertake no obligation to update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of the information or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not intend to update these forward looking statements even though our situation may change in the future. Further, we encourage you to review the risks that we face and other information about us in our filings with the SEC, including our Annual Report on Form 10-K which was filed on February 23, 2012. These are available at www.SEC.gov.

Operating Results

Abe Reichental – President and CEO

2011 Highlights

2011 was an incredible year of growth and substantial building benefiting from our focused growth strategy and solid execution

Revenue grew 44% to an all time record of $230.4 million and gross profit expanded 47% on 242% unit growth

More importantly, we managed to grow our core business organically by 19%, introduce significant new products and put in place the required building blocks for future growth

25 Years Of Innovation


3DSYSTEMS
tct
25 Years of Innovation
3DSYSTEMS

Highest Quarterly And Annual Revenue Ever

$ in millions


Full Year
Printers & Other Products
2010
$ 54.7
2011
$ 66.7
22%
Print Materials
2010
$ 58.4
2011
$ 70.6
21%
Services
2010
$ 46.8
2011
$ 93.1
99%
Healthcare
2010
$ 21.6
2011
$ 27.9
29%
44% total revenue growth
19% organic revenue growth

Solid Performance With Continued Leverage

Non-GAAP Annual Comparison

Performance Drivers	2011 Vs. 2010 % Change
Revenue	44%
Printer units	242%
Gross profit	47%
Net income	83%
Net income per employee	24%
Diluted earnings per share	69%

-Percents are rounded to nearest whole numbers
-EPS in prior year restated to reflect stock split completed May 2011



$ in thousands
Units
250,000
225,000
200,000
175,000
150,000
125,000
100,000
75,000
50,000
25,000
-
2009
2010
2011
Revenue
Units
Gross Profit
Materials Revenue
Net income
Materials Revenue
Revenue
Gross Profit
Net income
Units

Growing New Products Contribution

Commercialized 13 new products during 2011


New Products Revenue
$ in millions
$80
$60
$40
$20
$0
$37.8
$58.6
$77.8
2009
2010
2011

Full Year '11 Gross Profit by Category


0%
Printers & Other Products 23%
Print Materials 42%
Services 35%

2011 Revenue Elements Comparison to 2010

New products revenue up 33%	Integrated materials revenue up 84%	Integrated materials amounted to 52% of total materials revenue

Financial Review

Damon Gregoire – Senior Vice President and CFO





Fourth Quarter 2011 Operating Results

$ in millions, except earnings per share

Fourth Quarter – Non-GAAP			
Drivers	**2010**	**2011**	**% Change Favorable/(Unfavorable)**
Revenue	$ 51.6	$ 69.9	35%
Gross Profit	$ 24.9	$ 32.9	32%
% of Revenue	*48%*	*47%*	
Operating Expenses	$ 14.0	$ 16.8	(20%)
% of Revenue	*27%*	*24%*	
Net Income	$ 9.6	$ 13.8	44%
% of Revenue	*19%*	*20%*	
Depreciation & Amortization	$ 2.2	$ 4.1	(89%)
% of Revenue	*4%*	*6%*	
Diluted Earnings Per Share	$ 0.20	$ 0.27	35%

-Percents are rounded to nearest whole numbers
-EPS in prior year restated to reflect stock split

2011 Operating Results

$ in millions, except earnings per share

Full Year – Non-GAAP			
Drivers	**2010**	**2011**	**% Change Favorable/(Unfavorable)**
Revenue	$ 159.9	$ 230.4	44%
Gross Profit	$ 74.5	$ 109.3	47%
% of Revenue	*47%*	*47%*	
Operating Expenses	$ 49.5	$ 63.0	(27%)
% of Revenue	*31%*	*27%*	
Net Income	$ 22.4	$ 41.0	83%
% of Revenue	*14%*	*18%*	
Depreciation & Amortization	$ 7.5	$ 11.5	(53%)
% of Revenue	*5%*	*5%*	
Diluted Earnings Per Share	$0.48	$ 0.81	69%

-Percents are rounded to nearest whole numbers
-EPS in prior year restated to reflect stock split

Non-GAAP Net Income Reconciliation

(in thousands, except per share amounts)	Quarter Ended December 31 2010	Quarter Ended December 31 2011	Year Ended December 31 2010	Year Ended December 31 2011
GAAP Net Income	$ 9,443	$ 8,005	$ 19,566	$ 35,420
Adjustments:				
Stock-based compensation	349	810	1,406	2,637
Amortization of intangibles [(a)]	692	2,075	1,939	5,050
Acquisition and severance expense [(b)]	235	2,513	646	3,664
Non-cash interest expenses	-	400	-	400
Release of valuation allowance on deferred tax assets	(1,162)	-	(1,162)	(6,221)
Non-GAAP adjusted net Income	$ 9,557	$ 13,803	$ 22,395	$ 40,950
Non-GAAP adjusted income per share – basic [(c)]	$ 0.21	$ 0.27	$0.49	$0.82
Non-GAAP adjusted income per share – diluted [(c)]	$ 0.20	$ 0.27	$0.48	$0.81

[(a)] Represents amortization expense for the years ended December 31, 2010 and 2011 of which $475 and $237, respectively, is included in cost of sales and the remaining $1,464 and $4,813, respectively, is included in operating expenses and for the quarters ended December 31, 2010 and 2011, of which $48 and $44 , respectively, is included in cost of sales with the remaining $644 and $2,031, respectively, included in operating expenses.

[(b)] Represents acquisition and severance expenses.

[(c)] Assumes in each period that the number of shares of common stock used in the calculation of earnings per share was unchanged from those presented in our consolidated statements of income and comprehensive income.

Revenue By Category & Geography



$ in millions
Fourth Quarter
Full Year
$ 51.6
$ 69.9
28%
32%
40%
40%
29%
31%
Services
Materials
Printers
2010
2011
$ 159.9
$ 230.4
29%
37%
34%
40%
31%
29%
12%
44%
44%
13%
38%
49%
Asia-Pacific
Europe
North America
14%
41%
45%
13%
36%
51%

Q4 and full year 2011 recurring revenue accounted for 69% and 71% of total revenue

Fourth Quarter and Full Year Gross Profit & Margin

$ in millions

Fourth Quarter

Category	2010		2011		Yr-Yr%	
	$	Gross Profit Margin	$	Gross Profit Margin	$	Margin
Printers & other products	$ 9.3	45%	$ 7.9	36%	(15%)	(19%)
Print materials	$ 10.4	63%	$ 13.2	66%	27%	4%
Services	$ 5.2	36%	$ 11.8	42%	126%	16%
Total	$ 24.9	48%	$ 32.9	47%	32%	(2%)

Full Year

Category	2010		2011		Yr-Yr%	
	$	Gross Profit Margin	$	Gross Profit Margin	$	Margin
Printers & other products	$ 21.4	39%	$ 25.0	37%	17%	(4%)
Print materials	$ 35.7	61%	$ 45.8	65%	28%	6%
Services	$ 16.9	36%	$ 38.3	41%	127%	14%
Total	$ 74.0	46%	$ 109.0	47%	47%	2%

Gross Profit Margin Breakdown

Fourth Quarter


52
51
50
49
48
47
46
45
44
43
2010
2011
Total GPM
GPM excluding all acquisitions
GPM excluding acquisitions during 2011

Full Year


52
51
50
49
48
47
46
45
44
43
2010
2011
Total GPM
GPM excluding all acquisitions
GPM excluding acquisitions during 2011

- Gross profit expanded 100 basis points for the full year 2011 to 47%
- Annual gross profit margin excluding all acquisitions expanded from 47% in 2010 to 52% for 2011
- Gross profit margin for the full year, excluding businesses acquired during 2011 improved from 46% in 2010 to 49% in 2011

Working Capital

($ in millions)

	2010	2011	% Change Favorable (Unfavorable)
Cash	$ 37.3	$ 179.1	380%
Inventory	$ 23.8	$ 25.3	(6%)
Accounts Receivable	$ 35.8	$ 51.2	43%
Accounts Payable	$ 26.6	$ 25.9	2%
Working Capital	$ 42.5	$ 202.4	376%



65.0
55.0
45.0
35.0
25.0
15.0
5.0
(5.0)
(15.0)
(25.0)
2008
2009
2010
2011
Change in customer deposits
Change in deferred revenue
D&A
Capital expenditures
Stock-based compensation
Net Income
Change in AR
Change in AP
Deferred taxes
Change in inventory

- Cash on hand for the full year 2011 included $27.7 million generated from operations, of which $8.9 million was from the fourth quarter
- Cash increased $141.8 million from the end of 2010, primarily reflecting:
  - $145.4 million net proceeds from issuance of senior convertible notes, $62.1 million net proceeds from our equity raise less the $92.7 million paid in cash for acquisitions during 2011
- Inventory increased $1.5 million primarily related to timing of inventory purchases and customer deliveries
- Working capital increased $159.9 million compared to the end of 2010, including the cash proceeds of the note and a $15.4 million increase in accounts receivable

Initiating Guidance - Full Year 2012

- We affirmed our long-term target operating model and instituted annual guidance for the full year 2012
- We expect revenue for 2012 in the range of $330 million to $360 million inclusive of acquired Z Corp and Vidar revenue
- We expect non-GAAP earnings per share for 2012 to be in the range of $1.00 to $1.25
- We expect that Q1, 2012 operating expenses will include $2.0 to $2.5 million of acquisition related expenses, primarily from the completion of the acquisition of Z Corp and Vidar

Guidance is based on current plans and assumptions and subject to risks and uncertainties more fully described in the company's reports filed with the SEC.

3D SYSTEMS™

Outlook and Progress

Abe Reichental – President and CEO





www.3dsystems.com NYSE: DDD

Recent Developments

We closed the acquisition of Z Corporation and Vidar Systems, doubling our reseller channel, adding a seventh print engine and filling in the $20,000 to $60,000 3D printer price range

We completed all organizational, financial and operational integration activities required to deliver customer value and identified synergies

We launched our first consumer printer the Cube™ personal 3D printer and expect to fully commercialize the Cube™ printer in Q2 2012

We launched Cubify.com, an online interface for creating, sharing, uploading and downloading 3D content and files



Cubify
Express yourself in 3D
Cubify Ideas
Connect & Share

Outlook

- We entered 2012 with positive sales momentum that is augmented by over $8 million of backlog
- We are powered by a 330 strong reseller channel that is ready to sell our combined portfolio of personal and professional printers
- We believe that the marketplace for our professional and consumer 3D content-to-print products and services is underdeveloped and underpenetrated
- We expect that our diversified portfolio together with our growing geographic presence, much bigger channel and healthcare and consumer initiatives will deliver continued success
- We believe that we are extremely well positioned to monetize the expanding rapid manufacturing and emerging maker and consumer opportunities

Q&A Session

Out of respect for other conference call participants, please ask one question and then return to the queue to ask additional questions

Please direct all questions through the teleconference portion of this call

To ask questions:

- U.S.: 1-866-700-7101
- International: 1-617-213-8837
- Conference ID: 46716810

3DSYSTEMS™

Thank You

Replay available at investor.3dsystems.com





www.3dsystems.com NYSE: DDD